Deferred Revenue	12 Months Ended
Dec. 31, 2014
Deferred Revenue [Abstract]
Deferred Revenue
13.	DEFERRED REVENUE

Deferred revenue primarily consists of customer advance and deferred income. Customer advance represents service fees prepaid by customers for which the relevant services have not been provided. Deferred income mainly includes deferred subsidy income and deferred reimbursement of ADS depositary service.

	December 31,
	2013	2014

Deferred revenue - current
Customers advance	$33,979	$52,548
Deferred income	12,653	20,342

Total deferred revenue - current	$46,632	$72,890

Deferred revenue - noncurrent
Customers advance	$1,612	$1,606
Deferred income	1,932	675

Total deferred revenue - noncurrent	$3,544	$2,281